EXHIBIT 99.2
                             SEMCO ENERGY, Inc.


                            Acquisition Overview
                                July 16, 1999

Transaction Summary
-------------------

Acquisition:             100% of the assets of ENSTAR Natural Gas Company
                         and 100% of the stock of Alaska Pipeline Company
                         (collectively called ENSTAR) from Ocean Energy, Inc.

Price: $230 million cash acquisition for all equity and approximately $60 million of long-term debt(a)

Corporate Structure:     Holding Company structure eliminated.
                         SEMCO ENERGY, Inc. as a parent gas utility company.
                         Two gas utility divisions:  Michigan and Alaska
                         SEMCO ENERGY Ventures: Non-Utility subsidiary of gas company

Accounting Treatment:    Purchase Accounting

Required Approvals:      Regulatory Commission of Alaska, Hart-Scott-Rodino

Expected Closing:        December 1999


 (a)   Long-Term debt held by Ocean Energy.

Valuation of ENSTAR
-------------------
                                     LTM Net                     LTM          LTM        Book
                                      Income           PE        EBIT        EBITDA      Value        ROE
                                  --------------     ------     ------       ------     ------      ------
ENSTAR @ $230 million              $13.5 million      17.0x      10.8x        8.0x       3.2x        15.7%

Median Precedent Acquisition                          22.6x      15.8x        10.6x      2.5x        11.3%

Strategic Benefits of the Transaction
-------------------------------------

I.   ENHANCES LONG-TERM VALUE FOR SEMCO ENERGY SHAREHOLDERS

     A.   Increases earnings and cash flow per share

     B.   Creates operational efficiencies

          1.   Synergies

          2.   Increased scale of operations

     C.   Expands breadth and diversity of assets

          1.   Geographic - Michigan and Alaska

          2.   Assets - Pipe and LDC

     D.   Increased market presence

          1.   Greater market capitalization

          2.   Expanded investor base

          3.   Increased trading volume and liquidity

          4.   Encourages broader research coverage

Strategic Benefits of the Transaction
-------------------------------------

II.  ENHANCES VALUE FOR CUSTOMERS

     A.   Creates operational efficiencies

          1.   Operations and maintenance savings

     B.   Enhances competition

          1.   Creates a stronger, more aggressive supplier

          2. Brings experienced management team into Alaska with non-regulated focus

III. POSITIONS SEMCO ENERGY FOR FUTURE GROWTH OPPORTUNITIES

Service Territory
-----------------

Map of Alaska showing the service territory of ENSTAR, which is in Anchorage and the surrounding area.

Business Description - Operating Statistics
-------------------------------------------
                             Profile ENSTAR            Profile SEMCO                   Combined
                             --------------            -------------                   --------
Business:                  Gas Distribution &        Gas Distribution             Gas Distribution &
                         Intrastate Transmission                                Intrastate Transmission

Service Area:            Anchorage, Alaska and           Michigan                  Anchorage Region
                         Surrounding communities                                     and Michigan

Transmission                   410 MMcf/d                                             410 MMcf/d
Capacity:

Avg. Throughput:               120 MMcf/d                                             120 MMcf/d

Customers:                       100,000                  250,000                       350,000

Gas Sales:                      23.0 Bcf                 41.0 Bcf<F1>                  64.0 Bcf

Gas Transportation              20.8 Bcf                 23.8 Bcf                      44.6 Bcf
                        ------------------------    ------------------             -----------------
Total Gas Deliveries:           43.8 Bcf                 64.8 Bcf<F1>                  108.6 Bcf

Heating Degree Days              10,026                    5,566                         7,439

<F1>
Reflects normal weather and excludes Gas Marketing business which was sold in 1999

Business Description - Financial Data
-------------------------------------
($ in Millions)              Profile ENSTAR            Profile SEMCO                   Combined
                             --------------            -------------                   --------
Revenues                          $93.5                   $286.7<F1>                    $380.2

Net Income                        $11.3                   $17.2<F1>                        -

ROE                               15.7%                   15.3%<F1>                        -

Assets                           $199.0                   $489.7                           -

Cash Flow                         $21.5                   $30.0<F1>                        -

Capital Expenditures              $9.4                     $25.2                           -

<F1>
Reflects normal weather and excludes Gas Marketing business which was sold in 1999

Gas Markets
-----------

1998 Volume
(43.4 bcf)

Power & Industrial Transport       37%
Residential Sales                  35%
Commercial Sales                   16%
Commercial Transport               12%


1998 Gross Margin
($52.4 million)

Residential Sales                  56%
Commercial Sales                   20%
Power & Industrial Transport       13%
Commercial Transport               11%

Gas Supply
----------

-- Gas supply is in close proximity to major gas producing fields in the Cook Inlet area

-- Supply contracts are with Marathon Oil (77%) and a consortium consisting of ARCO, Chevron and the Municipality of Anchorage (23%)


Map showing gas fields and pipelines in relation to ENSTAR's service territory, which is in the Anchorage area.

Gas Price Comparison
--------------------

--   ENSTAR customer rates are among the lowest in the U.S.

           Residential Natural Gas Rates                             Commercial Natural Gas Rates
                     ($ per Mcf)                                              ($ per Mcf)
           Anchorage               3.78                              Anchorage              2.98
           Dallas                  4.36                              Dallas                 4.06
           Memphis                 4.65                              Denver                 4.47
           Denver                  4.93                              Minneapolis            4.55
           Houston                 4.98                              Chicago                4.61
           Minneapolis             5.04                              Memphis                4.81
           Atlanta                 5.86                              Atlanta                5.47
           Chicago                 5.94                              San Diego              5.78
           Phoenix                 7.93                              Phoenix                6.09
           San Diego               8.58                              Houston                6.24

Regulation
----------

-- Regulatory Commission of Alaska (RCA) consists of five members appointed by the Governor

--   Gas rates are adjusted annually via Gas Cost Adjustment

--   1985 rate case authorizes a return on equity of 15.65%

Achieved Return on Equity
-------------------------

     1995      15.6%
     1996      18.0%
     1997      15.6%
     1998      16.7%

Employee Productivity
---------------------
                1987    1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
Industry
Average          249     251     252     253     254     253     275     295     315     335

ENSTAR           350     380     367     369     365     369     381     420     427     434     442     450

SEMCO            238     313     321     329     347     368     395     400     445     463     523     669

Attractive Gas Market
---------------------

--   Favorable Alaskan fundamentals

     -- Highest gas usage per residential customer among investor owned utilities (180 MMBtu vs. U.S. Average of 91 MMBtu)
     --   Natural barrier to entry due to prohibitive start-up costs
     -- Proximity to Cook Inlet provides steady supply of gas at favorable prices and transportation costs

--   Steady and consistent growth

     --   2.7% annual customer growth since 1995

Attractive Gas Market
---------------------

--   Substantial growth opportunities

     --   Co-gen opportunities
     --   Industrial customers
     --   Area expansion opportunities
     --   Pipeline construction and engineering business

--   Fuel source switching opportunities

     --   Propane (4.0x as expensive as gas)
     --   Fuel oil (2.0x as expensive as gas)

Cash Flow vs. CAPEX
-------------------

--   Strong cash flow generation

     -- Consistently generates cash flow from operations before working capital changes in excess of its maintenance capital expenditure requirements
     -- Low operational costs due to young (completed after 1960) transmission infrastructure and superior quality (over 70% of distribution system is polyethylene pipe)


                                 1995         1996       1997      1998

Cash Flow from Operations     $20,000      $22,500    $20,000   $20,000
Capital Expenditures           $7,500       $9,000     $9,000    $9,000

Cash Flow vs. CAPEX
-------------------

--   Initial Financing - Bridge Loan

     -- $290 million unsecured bank syndicated credit facility lead by Bank of America
     --   Repayment required within 12 month of initial funding
     --   Management expects to pay-off the bridge loan in six months

--   Permanent Financing - Year 2000

     --   Common Equity, Preferred Stock and Debt Issuance